UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

OOMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1880 Embarcadero Road, Palo Alto, California 94303

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS To Be Held On Thursday, June 16, 2016

Dear Stockholders of Ooma, Inc.:

We are pleased to invite you to attend our 2016 Annual Meeting of Stockholders which will be a virtual meeting to be held on June 16, 2016 at 11:00 a.m. Pacific Time via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma (the “Annual Meeting”), where you will be able to attend and participate in the Annual Meeting online, submit questions and vote your shares electronically. There will be no physical location for the Annual Meeting. At the Annual Meeting, we will ask you to consider the following proposals:

•	To elect two Class I directors;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending January 31, 2017; and

•	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 26, 2016, as the record date for the Annual Meeting and stockholders of record as of that date may vote at the Annual Meeting or any postponements or adjournments of the meeting. This notice of annual meeting, proxy statement, and form of proxy are being made available on or about May 3, 2016.

Whether or not you expect to participate in the Annual Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your shares may be represented at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the meeting, we would like for your shares to be represented. Please vote as soon as possible.

Sincerely,

Eric B. Stang

President, Chief Executive Officer and Chairman of

the Board of Directors

Palo Alto, California

May 3, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual

Stockholder Meeting To Be Held on June 16, 2016: This Proxy Statement, along with the

Annual Report on Form 10-K for the fiscal year ended January 31, 2016, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, June 16, 2016

i

ii

OOMA, INC.

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11:00 a.m. Pacific Time on Thursday, June 16, 2016

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2016 Annual Meeting of Stockholders of Ooma, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, June 16, 2016 at 11:00 a.m. Pacific Time via live webcast on the Internet at www.virtualshareholdingmeeting.com/ooma. References in this proxy statement to “we,” “us,” “our,” “the Company” or “Ooma” refer to Ooma, Inc.

This proxy statement and our annual report is first being mailed on or about May 3, 2016 to all stockholders entitled to vote at the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT the PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is included in these materials?

A:	These materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended January 31, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2016 (the “Annual Report”). These materials were first made available to you on or about May 3, 2016. Our principal executive offices are located at 1880 Embarcadero Road, Palo Alto, California 94303, and our telephone number is (650) 566-6600. We maintain a website at www.ooma.com. The information on our website is not a part of this Proxy Statement.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

•	to elect Peter J. Goettner and Eric B. Stang as Class I directors;

•	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending January 31, 2017; and

•	to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board recommends a vote:

•	FOR the election of Peter J. Goettner and Eric B. Stang as Class I directors; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending January 31, 2017.

Q:	Who is making this solicitation?

A:	The proxy for the Annual Meeting is being solicited on behalf of Ooma’s Board of Directors.

Q:	Who pays for the proxy solicitation process?

A:	Ooma will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor.

Q:	Who may vote at the Annual Meeting?

A:	Stockholders of record as of the close of business on April 26, 2016 (the “Record Date”) are entitled to receive notice of, to participate, and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 17,294,314 shares of Ooma’s common stock issued and outstanding, held by 147 holders of record. Each share of Ooma’s common stock is entitled to one vote on each matter.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by Ooma.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

A:	Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you, resulting in broker non-votes.

Q:	If I am a stockholder of record of Ooma’s shares, how can I vote my shares?

A:	If you are a stockholder of record, there are four ways to vote:

•	In person. You may participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ooma and vote your shares electronically before the polls close during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to participate in the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by June 15, 2016.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on June 15, 2016.

Q:	If I am a beneficial owner of shares held in street name, how can I vote my shares?

A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•	In person. You may participate in the Annual Meeting online at www.virtualshareholdermeeting.com/ooma and vote your shares electronically before the polls close during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to participate in the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the voting requirement to approve each of the proposals?

A:	Each director is elected by a plurality of the voting power of the shares participating online or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected as Class I directors to serve until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants requires the affirmative vote of a majority of shares participating in the Annual Meeting online or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will not count as votes cast for purposes of this proposal.

A summary of the voting provisions, provided a valid quorum is present or represented at the Annual Meeting, for the matters described in “What items will be voted on at the Annual Meeting?” is as follows:

Proposal No.	Vote	Board Recommendation	Routine or Non- Routine	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non- votes (Uninstructed Shares)
1.	Election of director nominees	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you.	No	Plurality	No impact	No impact
2.	Ratification of independent registered public accounting firm	FOR	Routine, thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.	Yes	Majority of shares participating in the Annual Meeting or represented by proxy and entitled to vote	Has the same effect as a vote against	Broker has the discretion to vote

Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter—the ratification of the appointment of the Company’s independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors absent direction from you.

Therefore, if your shares are held by a broker on your behalf, and you do not instruct the broker as to how to vote these shares on the ratification of the appointment of the Company’s independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. With respect to election of directors, the broker cannot exercise discretion to vote on this proposal. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. “Broker non-votes” will be considered present at the Annual Meeting and will be counted towards determining whether or not a quorum is present. In order to minimize the number of broker non-votes, please instruct your bank or broker so your vote can be counted.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Ooma’s Corporate Secretary at Ooma, Inc., 1880 Embarcadero Road, Palo Alto, California 94303, prior to your shares being voted, or (3) participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/ooma. Attendance and participation at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/ooma.

For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, by participating in the Annual Meeting and voting electronically during the meeting online at www.virtualshareholdermeeting.com/ooma.

Q:	Can I attend the meeting in person?

A:	There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a registered stockholder or a street name stockholder as of April 26, 2016, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	How can I participate in the Annual Meeting?

A:	The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ooma. You will also be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 11:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:	We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

•	1-855-449-0991 (Toll-free)

•	1-720-378-5962 (International Toll line)

Q:	Why is the Annual Meeting being held only online?

A:	We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual Annual Meeting will enable increased stockholder participation since stockholders can participate from any location around the world

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	At the Annual Meeting, the online presence or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or participate in the Annual Meeting online, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	Who will tabulate the votes?

A:	An affiliate of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:	Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to Ooma’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, the Corporate Secretary of Ooma must receive the written proposal at our principal executive offices no later than January 3, 2017. If we hold our 2017 annual meeting of stockholders more than 30 days before or after June 16, 2017 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholders proposals must be received in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:

Ooma, Inc.

Attn: Corporate Secretary

1880 Embarcadero Road

Palo Alto, California 94303

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to our proxy materials with respect to such meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder who is a stockholder of record both at the time the stockholder provides proper written notice of the proposal which the stockholder seeks to present at our annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and who has timely complied in proper written form with the notice procedures set forth in our amended and restated bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to our amended and restated bylaws and applicable law. To be timely for our 2017 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on January 3, 2017, and

•	not later than the close of business on February 2, 2017.

If we hold our 2017 annual meeting of stockholders more than 30 days before or more than 60 days after June 16, 2017 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

•	not earlier than the close of business on the 120th day prior to such annual meeting, and

•	not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

To be in proper written form, a stockholder’s notice to the Corporate Secretary shall set forth as to each matter of business the stockholder intends to bring before the annual meeting (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the stockholder(s) and their associated person(s) proposing such business, (3) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s) and any derivative positions held or beneficially held by the stockholder(s) and their associated person(s), (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder and any associated person(s) with respect to any securities of the Company (5) any material interest of the stockholder(s) and their associated person(s) in such business and (6) a statement whether such stockholder(s) or their associated person(s) will deliver a proxy statement and form of proxy to the Company’s stockholders holding at least the percentage of the voting power of the Company’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Corporate Secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) in this paragraph as of the record date. A stockholder’s “associated person” is defined as (1) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (2) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (3) any person controlling, controlled by or under common control with such person referred to in the preceding clauses

(1) and (2). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder(s) or their associated person(s), as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

Nomination of Director Candidates: Pursuant to our Corporate Governance Guidelines, stockholders may propose director candidates for consideration by our nominating and governance committee. Stockholders may submit director candidate suggestions in writing to the attention of the Corporate Secretary of the Company at 1880 Embarcadero Road, Palo Alto, California 94303, providing the candidate’s name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of Company stock. A stockholder wishing to nominate a candidate (as opposed to a recommendation) must follow the procedures described in Section 2.4 of the bylaws of the Company.

Our amended and restated bylaws permit eligible stockholders to nominate directors for election at an annual meeting of stockholders. To be eligible, a stockholder must be a stockholder of record both at the time the stockholder provides proper written notice of the proposed nomination and as of the record date determining stockholders entitled to vote at the annual meeting. Nominations by eligible stockholders must also be in proper written form in compliance with our amended and restated bylaws as summarized below.

To be in proper written form, a stockholder’s notice to the Corporate Secretary shall set forth, as to each nominee whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (6) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders, and (7) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to such stockholder(s) giving notice of the director nomination, such notice must also include the following information as to the stockholder and any stockholder associated person: (1) the name and address, as they appear on the Company’s books, of the stockholder(s) and their associated person(s) proposing such nominations, (2) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s) and any derivative positions held or beneficially held by the stockholder(s) and their associated person(s), (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder and any associated person(s) with respect to any securities of the Company, (4) any material interest of the stockholder(s) and their associated person(s) in such nominations and (5) a statement whether either such stockholder or any associated person(s) will deliver a proxy statement and form of proxy to stockholders holding at least the percentage of the Company’s voting shares reasonably believed by such stockholder or associated person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (1) through (5), a “Nominee Solicitation Statement”). In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. In addition, a nominee shall not be eligible for election or re-election if a stockholder or associated person(s), as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

Availability of Bylaws: Our amended and restated bylaws were filed as Exhibit 3.2 to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 11, 2015. A link to this filing is available on our website at http://investors.ooma.com/investors/financial-information/sec-filings/. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The bylaws, and not the foregoing summary, together with applicable law control stockholder actions and nominations relating to our annual meetings.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Ooma stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Ooma that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Ooma, Inc., 1880 Embarcadero Road, Palo Alto, California 94303 or (3) contact our Investor Relations department by email at ir@ooma.com or by telephone at (650) 300-1480. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my Ooma shares or need to change my mailing address?

A:	You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 1-800-736-3001 (U.S.) or +1-781-575-3100 (outside the U.S.), or by email at web.queries@computershare.com, or http://www.computershare.com/us/contact/Pages/default.aspx or Computershare, or by U.S. mail at P.O. Box 30170, College Station, TX 77842, if you have questions about your Ooma shares or need to change your mailing address.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

The following table sets forth, as of April 26, 2016, the names, ages and positions of our directors who will continue in office after the Annual Meeting:

Name	Age	Position	Director Since	Current Term Expires	Expiration of Term for which Nominated
Directors with Terms expiring at the Annual Meeting (Nominees)
Eric B. Stang	56	President, Chief Executive Officer and Chairman of the Board of Directors	2009	2016	2019
Peter J. Goettner	51	Director(1)	2013	2016	2019

Continuing Directors
Alison Davis	54	Director(1)	2014	2018
Andrew H. Galligan	59	Director(1)(3)	2014	2018
Russell Mann	47	Director(2)	2009	2017
William D. Pearce	53	Director(2)(3)	2013	2018
James Wei	48	Director(2)(3)	2009	2017

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Governance Committee

Nominees for Director

Eric B. Stang has served as our President and Chief Executive Officer and as a member of our Board of Directors since January 2009 and as Chairman of our Board of Directors since December 2014. He is currently Chairman of the Board of Directors of Rambus Inc., a publicly traded technology licensing company, Chairman of the Board of Directors of Avalanche Technology, Inc., a privately held memory technology and enterprise solid-state storage developer, and a member of the Board of Directors of InvenSense Inc., a publicly traded motion sensing hardware and motion processing technology company. Mr. Stang was previously a director of Solta Medical, Inc., a publicly traded medical aesthetics company, from 2008 to 2014. From 2006 to 2008, Mr. Stang was President and Chief Executive Officer and a member of the board of directors of Reliant Technologies, a privately held developer of medical technologies for aesthetic applications. From 2001 to 2006, he was President and Chief Executive Officer of Lexar Media, Inc., a solid-state memory products company and currently a subsidiary of Micron Technology. Mr. Stang also served as Chairman of the Board of Directors of Lexar Media from 2004 to 2006. Mr. Stang holds an A.B. in Economics from Stanford University and an M.B.A from Harvard Business School.

Our Board of Directors believes that Mr. Stang is qualified to serve as a director because of his operational and historical expertise gained from serving as our President and Chief Executive Officer, his extensive public and private company board experience, and his experience as an executive in the technology industry. Our Board of Directors also believes that he brings continuity to the Board of Directors.

Peter J. Goettner has served on our Board of Directors since March 2013. Mr. Goettner has been the General Partner of Worldview Technology Partners, Inc., a venture capital firm since June 2004. He has been the Chief Executive Officer of Table8, Inc., a privately held restaurant reservation service since January 2013. He also currently serves as a director of Table8, Inc., Visage Mobile, Inc., a privately held mobility management SaaS company, Delivery Agent, Inc., a privately held interactive commerce company, and Industree, Inc., a privately held early-stage software company. Mr. Goettner was previously Founder and Chief Executive Officer of DigitalThink, Inc., an enterprise e-learning solutions company for seven years. Mr. Goettner holds a B.S. in Computer Engineering from the University of Michigan and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

Our Board of Directors believes that Mr. Goettner brings to our Board of Directors extensive experience in the technology industry and his service on a number of boards provides an important perspective on operations and corporate governance matters, and qualifies him to serve as one of our directors.

Continuing Directors

Alison Davis has served on our Board of Directors since July 2014. Ms. Davis is an investor with the early stage investment firm Fifth Era, and previously served as Managing Partner of Belvedere Capital Partners, Inc., a private equity firm serving the financial services sector, from 2003 to 2010. Prior to joining Belvedere, she served as Chief Financial Officer of Barclays Global Investors, a publicly traded money management firm, from 2000 to 2003 and as a senior partner at A.T. Kearney, Inc. from 1993 to 2000. Ms. Davis began her career as a consultant at McKinsey & Company. She currently serves as a director of Diamond Foods, Inc., a publicly traded food company, Royal Bank of Scotland plc, a publicly traded international financial institution, Unisys Corporation, a publicly traded global information technology services and software company, and Fiserv, Inc., a publicly traded financial services technology company. She was formerly a director of LECG Corporation, a global services and consulting firm where she also served as chairperson of the board, from 2009 to 2011, Xoom Corporation, a digital money transfer company, from 2010 to 2014, City National Bank, a publicly-traded U.S. financial institution, from 2010 to 2011, First Data Corporation, a privately held global payment processing company, GameFly, Inc., a privately held video game subscription rental company, and SilkRoad technology, Inc., a privately held talent management solutions firm. She holds a B.A. Honours and an M.A. in Economics from Cambridge University (United Kingdom) and an M.B.A. from the Stanford Graduate School of Business.

Our Board of Directors believes that Ms. Davis is qualified to serve as a director because of her extensive corporate experience as an executive and strategy consultant. She also brings valuable expertise in corporate governance, accounting and financial reporting to our Board of Directors and audit committee.

Andrew H. Galligan has served on our Board of Directors since December 2014. Mr. Galligan is currently Vice President of Finance and Chief Financial Officer of Nevro Corp., a publicly traded medical devices company, where he has worked since May 2010. He served as our Vice President of Finance and Chief Financial Officer from February 2009 to May 2010, and as a consultant for our Company from September 2010 to December 2014. From 2007 to 2008, Mr. Galligan served as Vice President of Finance and CFO of Reliant Technologies, Inc., a medical device company (later acquired by Solta Medical, Inc.) Mr. Galligan has also held the top financial executive position at several other medical device companies and began his career in various financial positions at KPMG and Raychem Corp. Mr. Galligan was previously a director of diaDexus, Inc., which develops and commercializes diagnostic products for cardiovascular diseases, from 2010 through 2015. Mr. Galligan received a B.B.S. in Business and Finance from Trinity College, Dublin University (Ireland) and is also a Fellow of the Institute of Chartered Accountants in Ireland.

Our Board of Directors believes that Mr. Galligan’s financial expertise, including his several years of experience as chief financial officer and financial consultant of publicly traded and privately held companies, brings financial and accounting knowledge to our Board and qualifies him to serve as one of our directors.

Russell Mann has served on our Board of Directors since September 2009. Mr. Mann was Chief Marketing Officer of Nintex USA LLC, a privately held workflow software and services company from November 2014 to November 2015. He was previously Chairman and Chief Executive Officer of Covario, Inc., a privately held advertising technology and digital marketing agency from January 2006 to May 2014. Covario specialized in the online marketing of consumer electronics and financial services, and was acquired by Dentsu. Earlier, Mr. Mann was Senior Vice President of Strategy and Alliances at Peregrine Systems, Inc., an enterprise software firm acquired by Hewlett-Packard Company, and also Vice President and General Manager of the myFICO.com consumer business unit of FICO, a publicly traded credit scoring and fraud analytics company. Mr. Mann holds a B.A. in Asian Studies from Cornell University and an M.B.A. from Harvard Business School.

Our Board of Directors believes that Mr. Mann is qualified to serve as a member of our Board of Directors because of his extensive business experience, skills and acumen developed as a senior executive at large companies operating in the technology industry, as well as his experience serving as the chairman of a board of directors.

William D. Pearce has served on our Board of Directors since March 2013. He is currently Executive Chairman of the Board of Directors of RichRelevance, Inc., a privately held personalized shopping experience firm, a director of SpendGo, Inc., a privately held marketing solutions company for restaurants and retailers, a member of the Board of Trustees of David C. Cook, a non-profit publisher, and Marketing Faculty at the Haas School of Business at the University of California, Berkeley. From 2012 to 2014, Mr. Pearce was Partner and Marketing Practice Director at The Partnering Group, a privately held global consumer products and retail management consulting firm. From 2008 to 2011, he was Senior Vice President and Chief Marketing Officer at Del Monte Foods, Inc., a publicly-traded food production and distribution company. Mr. Pearce previously served as President and Chief Executive Officer of Foresight Medical Technology LLC, a privately held medical devices company, from 2007 to 2008, Chief Marketing Officer at Taco Bell Corp., a fast food restaurant company and subsidiary of the publicly traded firm Yum! Brands, Inc., from 2004 to 2007, and Vice President Marketing at Campbell Soup Company, a publicly traded food manufacturer, from 2003 to 2004. Mr. Pearce holds a B.A. in Economics from Syracuse University and an M.B.A. from the S.C. Johnson Graduate School of Management, Cornell University.

Our Board of Directors believes that Mr. Pearce is qualified to serve as a director based on his prior experience as an executive at several publicly-traded companies and his considerable experience as a board member of several privately-held companies.

James Wei has served on our Board of Directors since June 2009. He was our chairman from 2009 to 2014 and he is currently our lead non-management director. Mr. Wei has been a venture capitalist since 1991 and is currently a General Partner at Worldview Technology Partners, a venture capital firm he co-founded in 1996. Previously, Mr. Wei was an investment manager at JAFCO from 1991 to 1996 and held engineering and marketing positions at Sony, a publicly traded consumer electronics company, and IBM, a publicly-traded information technology company during the 1980s. Mr. Wei currently serves as a member of the board of directors at CommVerge Solutions. He was previously a board member of Cogent Communications Inc., iWorld Networking, Movaz Networks, Tensilica Inc, 3ParData Inc., Caly Networks, Agile Storage, Force10, Stretch Inc., Miradia Inc., Luxim, and Mistletoe Technologies. Mr. Wei holds a B.S. in Engineering from the University of Waterloo, Canada.

Our Board of Directors believes that Mr. Wei’s focus on communications, internet, networking and systems technology as a venture capitalist, as well as his several years of operating experience with a number of technology companies, bring valuable industry and operations knowledge to our Board and qualifies him to serve as one of our directors.

Executive Officers

The following is biographical information for our executive officers not discussed above.

Name	Age	Position
Eric B. Stang	56	President, Chief Executive Officer and Chairman of the Board of Directors
Ravi Narula	46	Chief Financial Officer
James A. Gustke	54	Vice President of Marketing
Spencer D. Jackson	54	Vice President, General Counsel and Secretary

Ravi Narula has been our Chief Financial Officer since December 2014. Prior to joining us, he was the Chief Accounting Officer of Gigamon Inc., a network traffic management software provider company from April 2013 to November 2014, and he was Gigamon’s Vice President and Corporate Controller from April 2012 to November 2014, and served as Interim Chief Financial Officer from May 2014 to July 2014. Prior to joining Gigamon, Mr. Narula served in various finance roles at BigBand Networks, Inc., a digital video networking company, from July 2005 to January 2012, including serving as its Chief Financial Officer from May 2010 to January 2012. Prior to joining BigBand, Mr. Narula served as the Director of Financial Governance at Borland Software Corporation, a software company and he was a Sr. Manager at Deloitte & Touche, an international accounting firm. Mr. Narula holds a Bachelor of Commerce degree from the University of Garhwal, India and is a licensed CPA in the state of California and in Canada.

James A. Gustke has served as our Vice President of Marketing since August 2010. Prior to joining us, he was an independent consultant from 2009 to 2010. From 2006 to 2008, Mr. Gustke served as Vice President of Marketing for Intuit Inc., a financial software company and from 2001 to 2006; Mr. Gustke worked at Lexar Media, where he was responsible for business unit management, global branding and product marketing. He also served as the founding Vice President of Marketing for Ofoto, an online photography service, which was acquired by Eastman Kodak in 2001. He joined America Online in 1996 as the marketing leader for GNN, the company’s first internet service provider, and was previously a marketing manager at Polaroid. Mr. Gustke holds a B.S. in Business from Arizona State University.

Spencer D. Jackson has served as our Vice President and General Counsel since December 2013. He has also served as our Secretary since January 2014 and as Chief Executive Officer of Talkatone, LLC since May 2014. From March 2005 to December 2013, he was a corporate and intellectual property transactions attorney at Orrick, Herrington & Sutcliffe LLP, an international law firm, and also worked as an attorney for Intel Capital, the venture-investing arm of Intel Corporation, during 2010 while on a secondment from Orrick. Mr. Jackson holds a B.A. in Geophysics from the University of California, Berkeley, an M.S. in Geophysics from Stanford University, and a J.D. from the University of California, Berkeley School of Law. Mr. Jackson is admitted to practice law in the State of California and before the U.S. Patent and Trademark Office as a registered patent attorney.

There are no family relationships among any of our directors or executive officers.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. Our Board of Directors currently consists of eight directors, five of whom qualify as “independent” under the New York Stock Exchange listing standards.

Except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

The term of Mr. Parker will end as of the Annual Meeting. Immediately following the Annual Meeting our Board will consist of seven directors, with one vacancy in each of Classes I and II. On March 16, 2016, our Board redesignated Mr. Stang from a Class II director to a Class I director, effective as of the Annual Meeting. Our Board also appointed Mr. Pearce to the audit committee effective immediately following the Annual Meeting. In addition, Messrs. Goettner and Wei will no longer serve on any Board committees effective immediately following the Annual Meeting.

In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws, our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Effective as of the Annual Meeting, our directors will be divided among the three classes as follows:

•	Class I directors – Messrs. Goettner and Stang’s current terms will expire at the Annual Meeting, and they are standing for election at this annual meeting for terms that will expire at the annual meeting of stockholders to be held in 2019;

•	Class II directors – Messrs. Mann and Wei’s terms will expire at the annual meeting of stockholders to be held in 2017; and

•	Class III directors – Messrs. Galligan and Pearce, and Ms. Davis’ terms will expire at the annual meeting of stockholders to be held in 2018.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control. Under Delaware law, our directors may be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Directors may not be removed by our stockholders without cause.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Board Meetings and Director Communications

During fiscal 2016, the Board of Directors held eight meetings. During fiscal 2016, each director except Mr. Parker attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served. Directors are also encouraged to attend annual meetings of the stockholders of the Company.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s principal executive offices addressed to the intended recipient and care of our Corporate Secretary. Our Corporate Secretary will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors. For a more detailed description of stockholder communications see “Communications With Our Board of Directors.”

Director Independence

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors determined that none of Messrs. Galligan, Mann, Parker and Pearce, and Ms. Davis have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange (the “Applicable Rules”). The Board determined that Messrs. Goettner, Stang and Wei are not “independent” as that term is defined under the Applicable Rules. In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director or affiliated entities, and the transactions involving them described under “Certain Relationships and Related Party Transactions.” The Board of Directors also determined that each director other than Mr. Stang is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our audit committee is currently comprised of Messrs. Galligan and Goettner, and Ms. Davis. However, effective immediately following the Annual Meeting, the audit committee will be comprised of Messrs. Galligan and Pearce, and Ms. Davis, with Ms. Davis serving as the audit committee chairperson. After the Annual Meeting, Ms. Davis will continue to serve as our audit committee chairperson. The composition of our audit committee meets the requirements for independence of audit committee members under current New York Stock Exchange listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current listing standards. In addition, our Board of Directors has determined that each of Ms. Davis and Mr. Galligan is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). During fiscal 2016, the audit committee held six meetings. The responsibilities of our audit committee include, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•	periodically reviewing legal compliance matters, including securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our Company;

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;

•	considering the adequacy of our internal accounting controls and audit procedures;

•	reviewing our policies on risk assessment and risk management;

•	approving all audit and non-audit services other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

•	reviewing the audit committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement.

Our audit committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our audit committee is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Compensation Committee

Our compensation committee is currently comprised of Messrs. Mann, Wei and Pearce. Mr. Wei serves as our compensation committee chairperson. However, effective immediately following the Annual Meeting, the compensation committee will be comprised of Messrs. Mann and Pearce, with Mr. Pearce serving as the compensation committee chairperson. Each member of our compensation committee meets the requirements for independence for compensation committee members under current New York Stock Exchange listing standards and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. During fiscal 2016, the compensation committee held eight meetings. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy, compensation plans and benefits programs;

•	reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation and benefits provided to our Chief Executive Officer and other executive officers;

•	administering our stock and equity incentive plans;

•	reviewing and approving or making recommendations to our Board of Directors regarding incentive compensation and equity plans; and

•	establishing and reviewing general policies relating to compensation and benefits of our employees.

Our compensation committee also periodically reviews and make recommendations to our Board of Directors as to compensation for the non-employee members of our Board of Directors.

Our compensation committee has the authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the compensation committee in carrying out its responsibilities and functions as set forth herein. In fiscal 2016, our compensation committee retained the services of Compensia, Inc., an independent compensation consulting firm, to provide advice and recommendations on competitive market practices and specific compensation decisions for our executive officers and non-employee directors. Compensia provided no other services to the Company in fiscal year 2016.

Our compensation committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our compensation committee is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Nominating and Governance Committee

Our nominating and governance committee is currently comprised of Messrs. Galligan, Wei and Pearce. Mr. Wei serves as our nominating and governance committee chairperson. However, effective immediately following the Annual Meeting, the nominating and governance committee will be comprised of Messrs. Galligan and Mann, with Mr. Mann serving as the nominating and governance committee chairperson. The composition of our nominating and governance committee meets the requirements for independence under current New York Stock Exchange listing standards and SEC rules and regulations. The nominating and governance committee was formed in December 2014 and held two meetings in fiscal 2016. The responsibilities of our nominating and governance committee include, among other things:

•	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election or our Board of Directors and its committees;

•	considering and making recommendations to our board of directors regarding the composition of our Board and Directors and its committees;

•	reviewing proposed waivers of the code of ethics and business conduct;

•	reviewing, jointly with the compensation committee, succession planning for our chief executive officer and other executive officers and evaluating potential successors;

•	reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board of Directors;

•	evaluating the performance of our Board of Directors and of individual directors and

•	reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K).

Our nominating and governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our nominating and governance committee is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Committee Membership

The members of each of these committees as of January 31, 2016 are identified below:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Alison Davis (chair)	James Wei (chair)	William D. Pearce (chair)
Andrew H. Galligan	Russell Mann	Andrew H. Galligan
Peter J. Goettner	William D. Pearce	James Wei

At its March 2016 meeting, our Board reconstituted the committees of the Board, effective immediately following the Annual Meeting, as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Alison Davis (chair)	William D. Pearce (chair)	Russell Mann (chair)
Andrew H. Galligan	Russell Mann	Andrew H. Galligan
William D. Pearce

Considerations in Evaluating Director Nominees

Our nominating and governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. In evaluating the suitability of individual candidates, our nominating and governance committee may take into account many factors, including, without limitation, diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance; experience relevant to the Company’s industry and with relevant social policy concerns; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; practical and mature business judgment; and any other relevant qualifications, attributes or skills. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem desirable, from time to time, and are in our and our stockholders’ best interests.

The policy of our nominating and governance committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the nominating and governance committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full Board of Directors the director nominees for selection.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serve, or have served during the last completed year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that is applicable to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of our Code of Ethics and Business Conduct is available in the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

Board Leadership Structure

We believe that the structure of our Board of Directors and its committees provides strong overall management of our Company. Eric Stang is the Chairman of our Board of Directors and our President and Chief Executive Officer, and consequently Mr. Stang is not independent under the listing standards of the New York Stock Exchange as a result of his employment with us. Our Board of Directors believes that Mr. Stang is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Accordingly, our Board of Directors has determined that the combined role of Chairman and Chief Executive Officer is the best leadership structure for us at the current time and is in the best interests of our Board of Directors, our Company and our stockholders as it promotes the efficient and effective development and execution of our corporate strategy and facilitates information flow between management and our Board of Directors.

Our Corporate Governance Guidelines provide that if our Chairman is not independent, the Board of Directors will designate a lead director. The Board of Directors determined that it would be beneficial to have a lead director to, among other things, preside over executive sessions of the independent directors, which provides the Board of Directors with the benefit of having the perspective of independent directors. The role of the lead director is described further below.

As our Chief Executive Officer, Mr. Stang is responsible for setting the strategic direction of our Company, the general management and operation of the business and the guidance and oversight of senior management. And as the Chairman of our Board of Directors, he also monitors the content, quality and timeliness of information sent to our Board of Directors.

Lead Non-Management Director

Our Board of Directors has appointed James Wei to serve as our lead non-management director. As lead non-management director, Mr. Wei presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and our independent directors and performs such additional duties as our Board of Directors may otherwise determine and delegate.

Board’s Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function. Our compensation committee reviews and discusses the risks arising from our compensation philosophy and practices applicable to all employees that are reasonably likely to have a materially adverse effect on us.

Outside Director Compensation

The following table summarizes compensation paid to our non-employee directors during the fiscal year ended January 31, 2016.

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)(3)	Restricted Stock Unit Awards(2)(4)	Total
Alison Davis	$25,000	$—	$124,995	$149,995
Andrew H. Galligan	22,000	—	124,995	146,995
Peter J. Goettner	20,000	64,140	124,995	209,135
Russell Mann	18,000	—	124,995	142,995
Sean N. Parker	15,000	264,397	124,995	404,392
William D. Pearce	22,000	—	124,995	146,995
James Wei	30,500	64,140	124,995	219,635

(1)	The amount reported represents the fees earned for service on the Board of Directors and committees of the Board of Directors during fiscal 2016.

(2)	The amounts reported in these columns represents the aggregate grant date fair value for financial statement reporting purposes of stock options or restricted stock unit awards granted in fiscal year 2016 as determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, of FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options or restricted stock unit awards and do not represent the actual economic value that may be realized by the individuals. There can be no assurance that these amounts will ever be realized. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the assumptions used in valuing these stock options and restricted stock units, refer to the Note to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 titled “Stockholders’ Equity.”
(3)	The numbers of outstanding stock options held by each non-employee director at the end of fiscal 2016 were: Ms. Davis (20,000), Mr. Galligan (169,100), Mr. Goettner (10,000), Mr. Mann (71,859), Mr. Parker (52,179), Mr. Pearce (54,442) and Mr. Wei (10,000).
(4)	The outstanding and unvested restricted stock units held by each non-employee director at the end of fiscal 2016 were: Ms. Davis (9,615), Mr. Galligan (9,615), Mr. Goettner (9,615), Mr. Mann (9,615), Mr. Parker (9,615), Mr. Pearce (9,615), and Mr. Wei (9,615).

We do not have a formal outside director compensation policy. However, in June 2015, our Board of Directors approved certain compensation in the form of equity and cash payable to the non-employee members of our Board of Directors, as described in detail below.

Directors who are also our employees receive no additional compensation for their service as a director. During the fiscal year ended January 31, 2016, one director, Mr. Stang, our President, Chief Executive Officer and Chairman of the Board, was an employee. Mr. Stang’s compensation is discussed in “Executive Compensation.”

Cash Compensation

Each of our non-employee directors is entitled to an annual cash retainer of $30,000 for serving on our Board of Directors. The retainer is payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement or termination during the quarter.

The chairpersons and non-chair members of the three standing committees of our Board of Directors will be entitled to the following additional annual cash fees (payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement or termination during the quarter):

Board Committee	Chairperson Fee	Non-Chair Member Fee
Audit Committee	$20,000	$10,000
Compensation Committee	12,000	6,000
Nominating and Governance Committee	8,000	4,000

In addition, our lead director is entitled to an additional $15,000 annual cash fee (payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement or termination during the quarter).

Our non-employee directors are also reimbursed for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board of Directors or committee meetings.

Equity Compensation

Initial Option Grant. Upon joining our Board of Directors, each non-employee director will be granted on the date such non-employee director attends his or her first meeting of the Board of Directors an initial option under our 2015 Equity Incentive Plan to purchase that number of shares of our common stock equal to $250,000 divided by the average closing price of our common stock on the New York Stock Exchange over the 30 trading days preceding the grant date. This initial option will vest and become exercisable in monthly installments over the three years following the grant date, subject to the director’s continued service through each vesting date. The per share exercise price for the initial option shall be equal to the per share fair market value of our common stock on the grant date.

Annual Restricted Stock Unit Grant. In June 2015, our Board of Directors approved the grant of restricted stock units to each of our non-employee directors, serving as members of our Board of Directors on the date of each annual meeting, equal to $125,000 divided by the average closing price of our common stock on the New York Stock Exchange over the 30 trading days preceding the grant date (the “Annual Non-employee Director Grants”). In lieu of the Annual Non-employee Director Grants that were to become effective as of the Annual Meeting using the formula set forth above, in April 2016 the compensation committee of our Board of Directors approved an award of 14,000 restricted stock units to each non-employee director who is then serving as a member of our Board of Directors, and who has been serving on our Board of Directors for at least 6 months preceding such date. This one-time restricted stock unit award will be effective as of our Annual Meeting and will vest on the date of the 2017 annual meeting of stockholders, subject to the director’s continued service through the vesting date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed for 2015, with the exception of Ravi Narula, who had one late Form 4 filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 26, 2016 by:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

(2)	each of our named executive officers;

(3)	each of our directors; and

(4)	all executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on April 26, 2016.

Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 26, 2016. Shares subject to those options for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 17,294,314 shares of our common stock outstanding as of April 26, 2016. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Ooma, Inc., 1880 Embarcadero Road, Palo Alto, California 94303.

Name of Beneficial Owner	Common Stock	Options Exercisable within 60 days Warrants Exercisable within 60 days	RSUs Exercisable within 60 days	Number of Shares Beneficially Owned	Percentage Ownership
5% Stockholders
Entities affiliated with Worldview Technology Partners(1)	6,709,510		—	6,709,510	38.80%
Ameriprise Financial, Inc.(2)	895,600		—	895,600	5.18%

Named Executive Officers and Directors
Eric B. Stang(3)	909,082	39,583	—	948,665	5.47%
Ravi Narula(4)	7,200	94,388	—	101,588	0.58%
Spencer D. Jackson(5)	77,500	—	—	77,500	0.45%
James A. Gustke(6)	172,074	9,375	—	181,449	1.05%
Alison Davis(7)	20,000	20,000	—	40,000	0.23%
Andrew H. Galligan(8)	19,945	169,100	—	189,045	1.08%
Peter J. Goettner(9)	25,000	10,000	—	35,000	0.20%
Russell Mann(10)	—	67,171	—	67,171	0.39%
Sean N. Parker(11)	90,004	52,179	—	142,183	0.82%
William D. Pearce(12)	—	41,942	—	41,942	0.24%
James Wei(13)	6,747,843	10,000	—	6,757,843	39.05%
All executive officers and directors as a group (11 persons)	8,068,648	513,738	—	8,582,386	48.19%

(1)	Consists of (i) 42,316 shares held of record by Worldview Strategic Partners IV, L.P.; (ii) 931,779 shares of record held by Worldview Technology International IV, L.P.; and (iii) 5,735,415 shares of record held by Worldview Technology Partners IV, L.P. Worldview Capital IV, L.P. is the general partner of Worldview Technology Partners IV, L.P., Worldview Technology International IV, L.P., and Worldview Strategic Partners IV, L.P., and Worldview Equity I, L.L.C. is the general partner of Worldview Capital IV, L.P. (collectively referred to as the “Worldview Entities”). The Members of Worldview Equity I, L.L.C. are James Wei, Mike Orsak and Susumu Tanaka, and they exercise shared voting and dispositive control over the shares held by the Worldview Entities. As a result, and by virtue of the relationships described in this footnote, each of the Members of Worldview Equity I, L.L.C. may be deemed to share beneficial ownership of the shares held by the Worldview Entities. The address for each of the entities identified in this footnote is 101 S. Ellsworth Avenue, Suite 401, San Mateo, California 94401.
(2)	Based on information set forth in a Schedule 13G filed with the SEC on February 12, 2016. Ameriprise Financial, Inc. and Columbia Management Investment Advisers, LLC. have shared voting or dispositive power over these shares. The address of Ameriprise Financial, Inc., is 145 Ameriprise Financial Center, Minneapolis, MN 55474.
(3)	Consists of (i) 757,704 shares of restricted stock held by Mr. Stang, 753,980 of which are vested as of April 26, 2016 and 3,724 of which are scheduled to vest within 60 days after April 26, 2016; (ii) 23,750 shares subject to stock options are vested and exercisable as of April 26, 2016 and an additional 15,833 shares that will become vested and exercisable within 60 days of April 26, 2016; and (iii) 154,189 shares held by The Stang Family 2014 Grantor Retained Annuity Trust. Mr. Stang may be deemed to hold sole voting and dispositive power with respect to the shares held by The Stang Family 2014 Grantor Retained Annuity Trust.
(4)	Consists of (i) 7,200 shares of common stock held by Mr. Narula and (ii) 94,388 shares subject to stock options exercisable as of April 26, 2016, 42,500 of which are vested as of April 26, 2016 and 5,312 of which are scheduled to vest within 60 days after April 26, 2016.
(5)	Consists of (i) 4,500 shares of common stock; (ii) 35,500 shares of restricted stock held by Mr. Jackson, 19,969 of which are vested as of April 26, 2016 and 1,479 of which are scheduled to vest within 60 days after April 26, 2016; and (iii) 37,500 shares of restricted stock held by Millennium Trust Company, LLC, Custodian FBO Account Owner Spencer D Jackson Roth/IRA, 21,875 of which are vested as of April 26, 2016 and 1,562 of which are scheduled to vest within 60 days after April 26, 2016. Mr. Jackson may be deemed to hold voting and dispositive power with respect to the shares held by Millennium Trust Company, LLC, Custodian FBO Account Owner Spencer D Jackson Roth/IRA.
(6)	Consists of (i) 3,243 shares of common stock; (ii) 169,383 shares of restricted stock held by Mr. Gustke, 167,301 of which are vested as of April 26, 2016 and 1,144 of which are scheduled to vest within 60 days of April 26, 2016; and (iii) 5,625 shares subject to stock options exercisable as of April 26, 2016 and additional 3,750 shares that will become exercisable within 60 days of April 26, 2016, 5,625 of which are vested as of April 26, 2016 and 3,750 of which are scheduled to vest within 60 days of April 26, 2016.
(7)	Consists of (i) 20,000 shares of restricted stock held by Ms. Davis, 16,666 of which are vested as of April 26, 2016 and 1,667 of which are scheduled to vest within 60 days after April 26, 2016; and (ii) 20,000 shares subject to stock options exercisable as of April 26, 2016, none of which are vested as of April 26, 2016 and none of which are scheduled to vest within 60 days after April 26, 2016.
(8)	Consists of (i) 19,945 shares held by Mr. Galligan, all of which are vested as of April 30, 2015; and (ii) 169,100 shares subject to stock options exercisable as of April 26, 2016, 145,766 of which are vested as of April 26, 2016 and 1,459 of which are scheduled to vest within 60 days after April 26, 2016.
(9)	Consists of (i) 25,000 shares of restricted stock held by Mr. Goettner, 14,583 of which are vested as of April 26, 2016 and 1,042 of which are scheduled to vest within 60 days after April 26, 2016; and (ii) 10,000 shares subject to stock options exercisable as of April 26, 2016, 2,916 of which are vested as of April 26, 2016 and 417 of which are scheduled to vest within 60 days after April 26, 2016. Mr. Goettner’s address is Worldview Technology Partners, 101 S. Ellsworth Avenue, Suite 401, San Mateo, California 94401.
(10)	Consists of 66,129 shares subject to stock options exercisable as of April 26, 2016 and an additional 1,042 shares that will become exercisable within 60 days of April 26, 2016, 64,045 of which are vested as of April 26, 2016 and 1,251 of which are scheduled to vest within 60 days after April 26, 2016.
(11)	Consists of (i) 38,724 shares held by Mr. Parker; (ii) 51,280 shares held by SNP Ventures, LP; (iii) 52,179 shares subject to stock options exercisable as of April 26, 2016, 26,658 of which are vested as of April 26, 2016 and 1,458 of which are scheduled to vest within 60 days of April 26, 2016.
(12)	Consists of 41,942 shares subject to stock options exercisable as of April 26, 2016, 38,631 of which are vested as of April 26, 2016 and 2,269 of which are scheduled to vest within 60 days after April 26, 2016.
(13)	Consists of (i) 6,709,510 shares beneficially owned by entities affiliated with Worldview Technology Partners; (ii) 38,333 shares of restricted stock held by Mr. Wei, 22,359 of which are vested as of April 26, 2016 and 1,599 of which are scheduled to vest within 60 days after April 26, 2016 and (iii) 10,000 shares subject to stock options exercisable as of April 26, 2016, 2,916 of which are vested as of April 26, 2016 and 417 of which are scheduled to vest within 60 days after April 26, 2016. Mr. Wei’s address is Worldview Technology Partners, 101 S. Ellsworth Avenue, Suite 401, San Mateo, California 94401.

EXECUTIVE COMPENSATION

Our named executive officers for fiscal 2016, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Eric B. Stang, our President and Chief Executive Officer;

•	Ravi Narula, our Chief Financial Officer; and

•	Spencer D. Jackson, our Vice President and General Counsel.

Although not required, we have also included in this compensation disclosure James A. Gustke, our Vice President of Marketing. Therefore, for purposes of the disclosure set forth in this prospectus, we have included Mr. Gustke within the “named executive officer” group.

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to the Board of Directors on its discussions, decisions and other actions. Historically, our Chief Executive Officer makes recommendations to our compensation committee, often attends compensation committee meetings and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation, nor does he attend the portions of compensation committee meetings at which his own compensation is discussed and determined. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews these recommendations and other data and makes decisions as to each item of total compensation, and the total compensation, for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our compensation committee makes recommendations to the Board of Directors regarding compensation for our Chief Executive Officer. The independent members of the Board of Directors make the final decisions regarding executive compensation for our Chief Executive Officer. As noted above, our compensation committee is authorized to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors, as it sees fit, to assist in carrying out their responsibilities and functions, including the oversight of our overall compensation philosophy, compensation plans and benefits programs and our executive compensation programs and related policies. In fiscal 2016, our compensation committee retained the services of Compensia, Inc., an independent compensation consulting firm, to provide advice and recommendations on competitive market practices and specific compensation decisions for our executive officers and non-employee directors. Compensia provided no other services to the Company in fiscal 2016.

2016 Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the fiscal years ended January 31, 2016 and 2015.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)	Total ($)
Eric B. Stang	2016	398,833	360,000	896,000	—	200,000	(4)	13,908	1,868,741
President and Chief Executive Officer	2015	384,167	400,000	1,101,643	—	—		13,468	1,899,278

Ravi Narula	2016	300,000	90,000	537,600	—	125,000	(4)	4,943	1,057,543
Chief Financial Officer	2015	50,000	20,000	701,715	—	—		967	772,682

James A. Gustke	2016	221,500	54,000	268,800		49,425	(5)	8,272	602,350
Vice President of Marketing	2015	215,000	55,000	260,915		44,010	(6)	7,025	587,940

Spencer D. Jackson	2016	218,333	45,000	268,800		100,000	(4)	2,771	634,904
Vice President and General Counsel	2015	200,000	45,000		—	—		3,047	248,047

(1)	The amounts reported in this column represent discretionary bonus payments earned by each of our named executive officers for fiscal 2015 and fiscal 2016.
(2)	The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of stock options and restricted stock units granted in fiscal 2016 as determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and restricted stock units and do not represent the actual economic value that may be realized by the individuals. There can be no assurance that these amounts will ever be realized. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the assumptions used in valuing these stock options and restricted stock units, refer to the Note to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 titled “Stockholder’s Equity.”
(3)	This amount includes the dollar value of premiums we paid for term life insurance, matching contributions we made to our 401(k) plan, and health savings account contributions we made to Lumenos Health Savings Account, respectively, on behalf of the officers listed below as follows:
(i)	Mr. Stang: $668, $7,800, and $5,000 in fiscal 2015; $1,032, $7,800 and $5,000 in fiscal 2016;
(ii)	Mr. Narula: $134, $0, and $833 in fiscal 2015; $360, $0 and $4,583 in fiscal 2016;
(iii)	Mr. Gustke: $590, $6,435, and $0 in fiscal 2015; $472, $7,800 and $0 in fiscal 2016; and
(iv)	Mr. Jackson: $547, $0, and $2,500 in fiscal 2015; $479, $0 and $2,292 in fiscal 2016.
(4)	These amounts are related to bonuses earned in connection with our initial public offering in fiscal 2016.
(5)	This amount relates to performance based commissions earned under our sales commission arrangement established for Mr. Gustke in fiscal 2016.
(6)	This amount relates to performance based commissions earned under our sales commission arrangement established for Mr. Gustke in fiscal 2015.

Executive Employment Arrangements

Each of our named executive officers is an at-will employee. Except as set forth below, we do not have any employment agreements or offer letters with our named executive officers.

James A. Gustke

We entered into an offer letter with James A. Gustke, our Vice President of Marketing, on July 30, 2010. Pursuant to the offer letter, Mr. Gustke’s annual base salary is $200,000 and Mr. Gustke is eligible to earn an annual bonus of $50,000, subject to meeting certain specified performance goals, including the achievement of our annual financial plan. In addition, Mr. Gustke is eligible to earn a quarterly variable commission bonus of up to $12,500 based upon achievement of quarterly sales goals. Effective as of May 1, 2016, Mr. Gustke’s base salary was increased to $240,000 and Mr. Gustke will be eligible to earn an annual bonus of $75,000 for fiscal 2017. Mr. Gustke’s commission bonus target will not change for fiscal 2017.

If within 12 months following a change of control (as defined in our 2005 Stock Plan (our “2005 Plan”)), Mr. Gustke is terminated without cause (as defined in our 2005 Plan) or his duties, authority or responsibilities are materially reduced without his consent, 100% of the unvested stock options granted to Mr. Gustke prior to the change of control will immediately vest.

Potential Payments upon Termination or Change In Control

Change in Control and Severance Agreements

In June 2015, our compensation committee approved new change in control and severance agreements, or CIC Severance Agreements, for Messrs. Stang, Narula and Jackson, the specific terms of which are discussed below. These CIC Severance Agreements superseded each named executive officer’s outstanding employment agreement or offer letter, as applicable, and any other agreement or arrangement relating to severance benefits, including any applicable terms of their option agreements related to vesting acceleration or other similar severance-related terms.

Eric B. Stang

If we terminate Mr. Stang’s employment without “cause” or if Mr. Stang resigns for “good reason” (each as defined in the CIC Severance Agreement) at any time other than during the period beginning 2 months prior to a change in control of the company and ending 12 months after such change in control (the “Change in Control Period”), then Mr. Stang will be entitled to receive the following:

•	a lump sum payment equal to 12 months of base salary (or 24 months of base salary if such termination occurs during the period beginning 2 months prior to a change in control of the company and ending 12 month following such change in control (the “Change in Control Period”));

•	a lump sum payment equal to 100% of his target bonus for the year of termination (or 200% if such termination occurs during the Change in Control Period), plus an additional pro-rata amount of his target bonus for the year of termination based on number of days employed during the year;

•	a lump sum payment equal to the COBRA premiums that would be due for 12 months (or 24 months if such termination occurs during the Change in Control Period) based on the premium that would be due for the first month of COBRA coverage (regardless of whether Mr. Stang or his eligible dependents elect COBRA coverage); and

•	vesting acceleration of any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Stang’s termination and, subject to Mr. Stang’s consent, the extension of the post-termination exercise period of any stock options that are outstanding on the termination date of up to 12 months (or 100% acceleration and an extension of up to 2 years if such termination occurs during the Change in Control Period). Notwithstanding the foregoing, if any successor to the company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control.

Ravi Narula and Spencer D. Jackson

If we terminate the employment of Mr. Narula or Mr. Jackson without cause (as defined in each executive’s CIC Severance Agreement) outside of the Change in Control Period, they will be entitled to receive the following:

•	a lump sum payment equal to 9 months of base salary; and

•	a lump sum payment equal to the COBRA premiums that would be due for 9 months based on the premium that would be due for the first month of COBRA coverage (regardless of whether the executive or his eligible dependents elects COBRA coverage).

If we terminate the employment of Mr. Narula or Mr. Jackson without cause, or they resign for good reason (as defined in each executive’s CIC Severance Agreement), during the Change in Control Period, they will be entitled to receive the following:

•	a lump sum payment equal to 12 months of base salary;

•	a lump sum payment equal to 100% of their target bonus for the year of termination, plus an additional pro-rata amount of his target bonus for the year of termination based on number of days employed during the year;

•	a lump sum payment equal to the COBRA premiums that would be due for 12 months based on the premium that would be due for the first month of COBRA coverage (regardless of whether the executive or his eligible dependents elects COBRA coverage); and

•	100% vesting acceleration of outstanding equity awards. Notwithstanding the foregoing, if any successor to the company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control.

The receipt of severance payments or benefits pursuant to the CIC Severance Agreements is subject to the executive signing a release of claims in our favor and complying with certain restrictive covenants set forth in the CIC Severance Agreement. Further, each CIC Severance Agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our named executive officers as of January 31, 2016.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Eric B. Stang	9/9/2015	—	—		—	—	100,000	(5)	$679,000
	1/6/2015	—	190,000	(6)	$6.04	1/5/2025
	10/11/2013	—	—		—	—	14,892	(7)	101,117
	3/25/2012	—	—		—	—	8,202	(8)	55,692

Ravi Narula	9/9/2015	—	—		—	—	60,000	(9)	407,400
	12/23/2014	34,531	92,969	(10)	6.04	12/22/2024

James A. Gustke	09/09/2015	—	—		—	—	30,000	(11)	203,700
	01/06/2015	—	45,000	(12)	6.04	1/5/2025	—		—
	10/11/2013	—	—		—	—	3,742	(13)	25,408
	03/22/2013	—	—		—	—	1,458	(14)	9,900
	03/25/2012	—	—		—	—	1,349	(15)	9,160

Spencer D. Jackson	09/09/2015	—	—		—	—	30,000	(16)	203,700
	12/17/2013	—	—		—	—	17,969	(17)	122,010
	12/17/2013	—	—		—	—	17,969	(18)	122,010

(1)	All awards were granted under our 2005 Plan and our 2015 Plan.
(2)	This column represents the fair market value of a share of our common stock on the date of grant, as determined by our Board of Directors.
(3)	Except as noted below, the shares in this column represent shares of restricted stock issued upon the early exercise of stock options, in each case that remained unvested as of January 31, 2016. We have a right to repurchase any unvested shares subject to each such award if the holder of the award ceases to provide services to us prior to the date on which all shares subject to the award have vested in accordance with the applicable vesting schedule described in the footnotes below.
(4)	The market value of the restricted stock units was determined by the closing price of our common stock on January 31, 2016, as reported on the New York Stock Exchange.
(5)	These shares cover a restricted stock unit grant of 100,000 shares of our common stock. 50% will vest on September 15, 2016 and the remaining 50% will vest on September 15, 2017, subject to Mr. Stang’s continuous service through each vesting date. In addition, if we terminate Mr. Stang’s employment without “cause” or if Mr. Stang resigns for “good reason” (each as defined in Mr. Stang’s change in control and severance agreement) (i) at any time other than during the period beginning 2 months prior to a change in control of the Company and ending 12 months after such change in control (the “Change in Control Period”), then any outstanding equity awards that would have vested, or could have vested based on the achievement of performance or other conditions, during the 12 month period following Mr. Stang’s termination, will immediately vest, or (ii) during the Change in Control Period, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Stang Acceleration”).
(6)	The total number of shares originally subject to this option vests in 24 equal monthly installments, with the first vesting date on February 1, 2016, subject to Mr. Stang’s continuous service through each vesting date. In addition, the Stang Acceleration applies to these shares.
(7)	These restricted shares were part of an early exercised stock option grant covering 89,353 shares of our common stock that vested in 24 equal monthly installments, with the first vesting date on June 1, 2014, subject to Mr. Stang’s continuous service through each vesting date. In addition, the Stang Acceleration applies to these shares.
(8)	These restricted shares were part of an early exercised stock option grant covering 196,858 shares of our common stock that vested in 48 equal monthly installments, with the first vesting date on April 22, 2012, subject to Mr. Stang’s continuous service through each vesting date. In addition, the Stang Acceleration applies to these shares.

(9)	These shares cover a restricted stock unit grant of 60,000 shares of our common stock. 1/4th of the total original number of restricted stock units shall vest on September 15, 2016 and 1/16th of the total original number of restricted stock units shall vest every 3rd month anniversary thereafter, subject to Mr. Narula’s continuous service through each applicable vesting date. In addition, if we terminate Mr. Narula’s employment without “cause,” or if Mr. Narula resigns for “good reason” (each as defined in Mr. Narula’s change in control and severance agreement) at any time during the period beginning 2 months prior to a change in control of the Company and ending 12 months after such change in control, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Narula Acceleration”).
(10)	The total number of shares originally subject to this option vests as follows 1/4 of this option vested on December 1, 2015 and the remainder of the option vests in 48 equal monthly installments thereafter, subject to Mr. Narula’s continuous service through each vesting date. In addition, the Narula Acceleration applies to these shares.
(11)	These shares cover a restricted stock unit grant of 30,000 shares of our common stock. 50% will vest on September 15, 2016 and the remaining 50% will vest on September 15, 2017, subject to Mr. Gustke’s continuous service through each vesting date. In addition, 100% of the then unvested shares will vest if, within 12 months following a change of control, Mr. Gustke’s employment is terminated without cause or his duties, authority or responsibilities are materially reduced without his consent (the “Gustke Acceleration”).
(12)	The total number of shares originally subject to this option vests in 24 equal monthly installments, with the first vesting date on February 1, 2016, subject to Mr. Gustke’s continuous service through each vesting date. In addition, the Gustke Acceleration applies to these shares.
(13)	These restricted shares were part of an early exercised stock option grant covering 22,452 shares of our common stock that vested in 24 equal monthly installments, with the first vesting date on June 1, 2014, subject to Mr. Gustke’s continuous service through each vesting date. In addition, the Gustke Acceleration applies to these shares.
(14)	These restricted shares were part of an early exercised stock option grant covering 5,000 shares of our common stock that vested in 48 equal monthly installments, with the first vesting date on April 22, 2013, subject to Mr. Gustke’s continuous service through each vesting date. In addition, the Gustke Acceleration applies to these shares.
(15)	These restricted shares were part of an early exercised stock option grant covering 32,379 shares of our common stock that vested in 48 equal monthly installments, with the first vesting date on April 22, 2012, subject to Mr. Gustke’s continuous service through each vesting date. In addition, the Gustke Acceleration applies to these shares.
(16)	These shares cover a restricted stock unit grant of 30,000 shares of our common stock. 50% will vest on September 15, 2016 and the remaining 50% will vest on September 15, 2017, subject to Mr. Jackson’s continuous service through each vesting date. In addition, if we terminate Mr. Jackson’s employment without “cause,” or if Mr. Jackson resigns for “good reason” (each as defined in Mr. Jackson’s change in control and severance agreement) at any time during the period beginning 2 months prior to a change in control of the Company and ending 12 months after such change in control, then any outstanding equity awards will immediately vest 100% in full; provided, if any successor to the Company in a change in control refuses to assume, substitute or otherwise continue any outstanding equity awards, the vesting of such awards shall accelerate 100% immediately prior to, and contingent upon, the change in control (the “Jackson Acceleration”).
(17)	These restricted shares were part of an early exercised stock option grant covering 37,500 shares of our common stock. 1/4 of the option vested on December 16, 2014 and the remainder of the option vests in 48 equal monthly installments thereafter, subject to Mr. Jackson’s continuous service through each vesting date. In addition, the Jackson Acceleration applies to these shares.
(18)	These shares were part of a restricted stock grant covering 37,500 shares of our common stock. 1/4 of the grant vested on December 16, 2014 and the remainder of the grant vests in 48 equal monthly installments thereafter, subject to Mr. Jackson’s continuous service through each vesting date. In addition, the Jackson Acceleration applies to these shares.

Compensation Committee Report

The compensation committee has reviewed and discussed the section titled “Executive Compensation” with management. Based on such review and discussion, the compensation committee has recommended to the Board of Directors that the section titled “Executive Compensation” be included in this Proxy Statement.

Respectfully submitted by the members of the compensation committee of the Board of Directors:

James Wei (Chair)

Russell Mann

William D. Pearce

EQUITY COMPENSATION PLAN INFORMATION

At January 31, 2016 we maintained two equity compensation plans, both of which were approved by our Board of Directors and our stockholders prior to our initial public offering. The following table provides the information shown for each of the two plans as of January 31, 2016.

Plan	Shares issuable upon exercise of outstanding plan options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Shares remaining available for future issuance under plan (excluding those reflected in column (a))(c)
Equity compensation plans approved by security holders(1)	3,144,489	(2)	$5.59	1,680,000	(3)
Equity compensation plans not approved by security holders	0		0	0

Total	3,144,489		$5.59	1,680,000

(1)	Includes our 2015 Equity Incentive Plan (“2015 Plan”) and our 2015 Employee Stock Purchase Plan (“ESPP”). For a description of these plans, see Note 10 to our Consolidated Financial Statements in the Form 10-K filed with the SEC on April 13, 2016.
(2)	This number represents outstanding options and outstanding and unvested restricted stock unit awards issued under the 2015 Plan.
(3)	This number includes 1,254,404 shares available for issuance under our 2015 Plan and 425,596 shares reserved for issuance under our ESPP. The 2015 Plan provides that on the first day of each fiscal year beginning in fiscal 2017 and ending in 2025, the number of shares available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 5% of the outstanding shares of our common stock as of the last day of our immediately preceding fiscal year and (ii) such other amount as the Board of Directors may determine. Our ESPP provides that on the first day of each fiscal year beginning in fiscal 2017, the number of shares available for issuance thereunder is automatically increased by a number equal to the lesser of (i) 2% of the outstanding shares of our common stock on the first day of such fiscal year, or (ii) such other amount as the Board of Directors may determine.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our Company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Our amended and restated bylaws provide that we shall indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding, by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we entered into an indemnification agreement with each member of the Board of Directors and each of our executive officers. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our Company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under “Directors, Executive Officers and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since February 1, 2015 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Series Beta Preferred Stock Financing

In April 2015, we sold an aggregate of 241,469 shares of our Series Beta convertible preferred stock at a purchase price of $21.2028 per share for an aggregate purchase price of approximately $5.0 million, net of issuance costs. In this transaction, entities affiliated with Worldview Technology Partners, our majority stockholder, and our directors, Peter J. Goettner and James Wei, purchased 95,814 shares of our Series Beta convertible preferred stock at an aggregate purchase price of approximately $2.0 million, entities affiliated with WI Harper Group, a 5% holder at the time of our initial public offering, purchased 10,134 shares of our Series Beta convertible preferred stock at an aggregate purchase price of approximately $0.2 million and an entity affiliated with one of our directors, Sean N. Parker, purchased 23,581 shares of our Series Beta convertible preferred stock at an aggregate purchase price of approximately $0.5 million.

Certain purchasers of our Series Beta convertible preferred stock are entitled to specified registration rights. For more information regarding these registration rights, see “Registration Rights.”

Investors’ Rights Agreement

In April 2015, we entered into a fourth amended and restated investors’ rights agreement, which we refer to as our investors’ rights agreement, with certain of our stockholders, including entities affiliated with Worldview Technology Partners, our majority stockholder, WI Harper Group, a 5% holder at the time of our initial public offering, and our directors, Peter J. Goettner, Sean N. Parker and James Wei. The investors’ rights agreement, among other things, grants such stockholders certain registration rights with respect to certain shares of our common stock issued or issuable upon conversion of the shares of our convertible preferred stock or upon exercise of certain warrants. For a description of these registration rights, see “Registration Rights.”

For more information regarding the registration rights provided in the investors’ rights agreement, see “Registration Rights.” The provisions of this agreement related to delivery of financial statements and preemptive rights terminated upon completion of our initial public offering.

Voting Agreement

In April 2015, we entered into an amended and restated voting agreement with certain of our stockholders, including entities affiliated with Worldview Technology Partners, our majority stockholder, WI Harper Group, a 5% holder at the time of our initial public offering, and our directors, Peter J. Goettner, Sean N. Parker and James Wei. Pursuant to the voting agreement, these stockholders agreed to vote their shares on certain matters including with respect to the election of directors. The voting agreement terminated upon the completion of our initial public offering in July 2015 and none of our stockholders have any special rights regarding the election or designation of members of our Board of Directors or the voting of our capital stock.

Registration Rights

The holders of an aggregate of 6,760,790 shares of our common stock, or their permitted transferees, are entitled to rights with respect to the registration of these shares under the Securities Act. These rights are provided under the terms of an investors’ rights agreement between us and the holders of these shares, and include demand registration rights, short-form registration rights and piggyback registration rights, as set forth below.

The registration rights terminate with respect to the registration rights of an individual holder on the earliest to occur of (a) two years following the consummation of a qualified initial public offering, (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such individual holder’s shares during a three-month period without registration, or (c) upon termination of the investors’ rights agreement.

Demand Registration Rights

At any time after April 24, 2020, the holders of at least a majority of the common stock issued or issuable upon conversion of the convertible preferred stock may demand that we effect a registration under the Securities Act covering the public offering and sale of 20% or more, or a lesser percent if the anticipated offering price, net of underwriting discounts and commissions, would exceed $2,000,000, of such registrable securities held by such stockholders. Upon any such demand we must effect the registration of such registrable securities together with all other registrable securities that we may have been requested to register by other stockholders pursuant to the incidental registration rights described below. We are only obligated to effect two registrations in response to these demand registration rights.

Piggyback Registration Rights

In connection with our initial public offering certain holders were entitled to, and the necessary percentage of holders waived, their rights to notice of our initial public offering and to include their shares of registrable securities in the initial public offering. If we register any securities for public sale in an offering subsequent to our initial public offering, including pursuant to any stockholder initiated demand registration, holders of such registrable securities will have the right to include their shares in the registration statement, subject to certain exceptions. The underwriters of any underwritten offering will have the right to limit the number of registrable securities to be included in the registration statement, subject to certain restrictions.

Form S-3 Registration Rights

We may be obligated under our investors’ rights agreement to effect a registration on Form S-3 under the Securities Act. At any time after we are qualified to file a registration statement on Form S-3, the holders of a majority of such registrable securities may request in writing that we effect a registration on Form S-3 if the proposed aggregate offering price of the shares to be registered by the holders requesting registration is at least $500,000, subject to certain exceptions.

Policies and Procedures for Related Party Transactions

Our nominating and governance committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our nominating and governance committee charter provides that the nominating and governance committee shall review and approve or disapprove any related party transactions.

We believe that we have executed all of the transactions set forth under the section entitled “Certain Relationships and Related Party Transactions” on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates, are approved by the nominating and governance committee of our Board of Directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director including our non-employee directors, may send their communications in writing to the Corporate Secretary at Ooma, Inc., 1880 Embarcadero Road, Palo Alto, California, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications (except for mass mailings, job inquiries, service complaints or inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chairman of the Board.

The Corporate Secretary may decide in the exercise of his judgment whether a response to any communication is necessary and shall provide a report to the nominating and governance committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

AUDIT COMMITTEE REPORT

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Ooma filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The audit committee consists of three members: Alison Davis, who serves as the chair of the audit committee, Andrew H. Galligan and Peter J. Goettner. During fiscal 2016, the audit committee held six meetings. However, effective immediately following the Annual Meeting, the audit committee will be comprised of Andrew H. Galligan, William D. Pearce, and Alison Davis, with Ms. Davis serving as the audit committee chairperson. The audit committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter is available on the Investors section of our website at http://investors.ooma.com/investors/corporate-governance/governance-documents/.

The audit committee assists our Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial accounting, reporting and controls. As set forth in the audit committee’s charter, the audit committee is responsible for: overseeing the integrity of our accounting and financial reporting processes and the audits of our financial statements; monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and Ooma’s management; reviewing and evaluating the independence and performance of our independent auditors; and facilitating communication among our independent auditors, management and the Board. Ooma’s management is responsible for our financial statements and our internal controls.

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended January 31, 2016 with our management. In addition, the audit committee has discussed with Deloitte & Touche LLP, our independent registered public accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2016.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Alison Davis (Chair)

Andrew H. Galligan

Peter J. Goettner

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members. In accordance with our amended and restated certificate of incorporation, the Board of Directors is divided into three classes with staggered three-year terms and at the Annual Meeting, two Class I directors will be elected for three-year terms.

Because Mr. Parker is not standing for re-election, immediately following the Annual Meeting our Board will consist of seven directors, with one vacancy in each of Classes I and II.

Nominees

Our nominating and governance committee of the Board of Directors recommended, and the Board of Directors approved, Peter J. Goettner and Eric B. Stang as nominees for election to the Board of Directors at the Annual Meeting. If elected, each of Mr. Goettner and Mr. Stang will serve as Class I directors until our annual meeting in 2019, or until a successor is qualified and elected or until his earlier resignation, death or removal. Each of the nominees is currently a director of the Company. Please see “Directors, Executive Officers and Corporate Governance” in this Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Peter J. Goettner and Eric B. Stang. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares participating online or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of Peter J. Goettner and Eric B. Stang as Class I directors.

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our audit committee of the Board of Directors has appointed Deloitte & Touche LLP as Ooma’s independent registered public accountants for the year ending January 31, 2017 and the Board recommends that stockholders vote for ratification of such appointment.

Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of Ooma and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

Deloitte & Touche LLP served as Ooma’s independent registered public accounting firm for the fiscal year ended January 31, 2016. We expect that representatives of Deloitte & Touche LLP will be present online during the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to Deloitte & Touche LLP for the years ended January 31, 2016 and 2015:

	Year Ended January 31,
	2016	2015
Audit Fees(1)	$915,732.00	$700,075.00
Audit-Related Fees(2)	1,548,156.25	158,257.50
Tax Fees	—	—
All Other Fees	—	—
Total	$2,463,888.25	$858,332.50

(1)	Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for fiscal 2016 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to the initial public offering of our common stock completed in July 2015.
(2)	Audit-Related Fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the fiscal years ended January 31, 2016 and 2015, all fees identified above under the captions “Audit Fees” and “Audit-Related Fees” that were billed by Deloitte & Touche LLP were approved by the audit committee in accordance with SEC requirements.

In the fiscal year ended January 31, 2016, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock participating online or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of Deloitte & Touche LLP as our independent registered public accountants for the year ending January 31, 2017. Abstentions are treated as shares of common stock participating online or represented by proxy and entitled to vote and therefore, will have the effect of a vote “against” the ratification of Deloitte & Touche LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of Deloitte & Touche LLP as Ooma’s independent registered public accountants for the year ending January 31, 2017.

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended January 31, 2016 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement. Requests for additional copies of our Annual Report may also be directed to the Corporate Secretary at Ooma, Inc., 1880 Embarcadero Road, Palo Alto, CA 94303, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on April 13, 2016. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Ooma stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Ooma, Inc., 1880 Embarcadero Road, Palo Alto, CA 94303, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Palo Alto, California

May 3, 2016

OOMA, INC.

1880 EMBARCADERO ROAD PALO ALTO, CA 94303

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ooma

You may attend the Annual Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E08382-P77817 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OOMA, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the

The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following:

1. To elect two Class I directors to hold of?ce until the ! ! ! 2019 annual meeting of stockholders or until their respective successors are elected and quali?ed:

Nominees:

01) Peter J. Goettner 02) Eric B. Stang

For Against Abstain The Board of Directors recommends you vote FOR the following proposal:

2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting ?rm of the Company for its ?scal year ending ! ! ! January 31, 2017.

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement and FOR the rati?cation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ?rm as described in Proposal No. 2 of the Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other ?duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized of?cer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 16, 2016:

The Proxy Statement and Annual Report on Form 10-K for the year ended January 31, 2016 are available at www.proxyvote.com.

E08383-P77817

OOMA, INC.

Annual Meeting of Stockholders June 16, 2016 11:00 A.M.

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Ravi Narula and Spencer D. Jackson, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of Ooma, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 16, 2016, at 11:00 A.M. local time, via live webcast on the Internet at www.virtualshareholdermeeting.com/ooma, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting.

The undersigned hereby acknowledge(s) receipt of the Proxy Statement dated May 3, 2016, and a copy of Ooma, Inc.’s Annual Report on Form 10-K for the year ended January 31, 2016, as ?led with the Securities and Exchange Commission on April 13, 2016. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by ?ling this proxy with the Secretary of Ooma, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement and FOR the rati?cation of the appointment of Deloitte & Touche LLP as our independent registered public accounting ?rm as described in Proposal No. 2 of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted.

Continued and to be signed on reverse side